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                                                                   Exhibit 10.16


                       WAIVER AND AMENDMENT NO. 1 TO THE
                     AMENDED AND RESTATED CREDIT AGREEMENT


                           Dated as of March 24, 1997



             WAIVER AND AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT among AMF GROUP INC., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders"), GOLDMAN, SACHS & CO., as syndication agent (the "Syndication Agent"), CITIBANK, N.A., as administrative agent (the "Administrative Agent"), and CITICORP USA, INC., as collateral agent (the "Collateral Agent").

             PRELIMINARY STATEMENTS:

             (1) The Borrower, the Lenders, the Syndication Agent, the Administrative Agent and the Collateral Agent have entered into an Amended and Restated Credit Agreement dated as of December 20, 1996 (as amended, supplemented or otherwise modified prior to the date hereof, the "Credit Agreement"). Capitalized terms not otherwise defined in this Waiver and Amendment have the same meanings as specified in the Credit Agreement.

             (2) The Borrower plans to acquire all of the outstanding common stock of American Recreation Centers, a Delaware corporation ("ARC"), cash out outstanding options to purchase common stock of ARC, repay certain outstanding indebtedness of ARC and purchase certain joint venture interests of ARC and pay expenses related to the foregoing (the "ARC Acquisition"). The Borrower would like to pay the approximately $74.6 million purchase price for the ARC Acquisition with an Acquisition Borrowing. The Borrower has requested that the Lenders waive the requirement set forth in Section 3.02(iii)(B) of the Credit Agreement solely to the extent necessary to effectuate the ARC Acquisition with the proceeds of an Acquisition Borrowing.

             (3) The Borrower further requests that the Lenders amend the Credit Agreement to revise the formula set forth in Section 3.02(iii)(B) of the Credit Agreement as set forth in Section 2 hereof.

             (4) The Required Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and the Borrower and the Required Lenders have agreed to further amend the Credit Agreement as hereinafter set forth.





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             SECTION 1.  Waiver.  Section 3.02(iii)(B) of the Credit Agreement
(which prohibits, inter alia, the Borrower from making an acquisition with the proceeds of an Acquisition Borrowing unless the amount of such Acquisition Borrowing does not exceed an amount equal to the product of (x) 3.5, (y) Specified Revenues and (z) the Average EBITDA Margin) and Section 3.02(iii)(C) (which requires a certificate demonstrating compliance with Section 3.02(iii)(B)) are, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby waived, solely for the period commencing on the date first above written through July 31, 1997 (the "Waiver Termination Date") and solely to the extent necessary to permit the ARC Acquisition to be made with the proceeds of an Acquisition Borrowing. The requirements of Section 3.02(iii)(C) of the Credit Agreement are waived only to the extent that the certificate required must demonstrate compliance with such Section 3.02(iii)(B). If the ARC Acquisition shall not have been consummated prior to or on the Waiver Termination Date, then, on such date, without any further action by the Agent and the Lenders, all of the terms and provisions set forth in the Credit Agreement that are waived hereunder shall have the same force and effect as if this Section l of this Waiver and Amendment had not been entered into by the parties hereto.

             SECTION 2. Amendments to Credit Agreement. Section 3.02(iii) of the Credit Agreement is, effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, hereby amended by deleting the figure "3.5" contained in the fifteenth line thereof and substituting therefore the figure "4.5".

             SECTION 3. Conditions of Effectiveness. This Waiver and Amendment shall become effective as of the date first above written when, and only when, on or before 5:00 p.m. (New York City time) on March 24, 1997, the Administrative Agent shall have received (a) counterparts of (i) this Waiver and Amendment executed by the Borrower and the Required Lenders or, as to any of the Lenders, advice satisfactory to the Administrative Agent that such Lender has executed this Waiver and Amendment and (ii) the consent attached hereto executed by each Loan Party (other than the Borrower) and (b) for the account of the Lenders executing this Waiver and Amendment on or prior to March 24, 1997, an amendment fee of 5 basis points. The effectiveness of Section 1 of this Waiver and Amendment is conditioned upon the accuracy of the factual matters described herein in respect of the ARC Acquisition. This Waiver and Amendment is subject to the provisions of Section 8.01 of the Credit Agreement.

             SECTION 4. Reference to and Effect on the Credit Agreement and the other Loan Documents. (a) On and after the effectiveness of this Waiver and Amendment, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Waiver and Amendment.





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             (b)  The Credit Agreement, the Notes and each of the other Loan
Documents, as specifically amended by this Waiver and Amendment, and except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Waiver and Amendment.

             (c) The execution, delivery and effectiveness of this Waiver and Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

             SECTION 5. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agents in connection with the preparation, execution, delivery and administration, modification and amendment of this Waiver and Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agents) in accordance with the terms of Section 8.04 of the Credit Agreement.

             SECTION 6. Execution in Counterparts. This Waiver and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver and Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver and Amendment.

             SECTION 7. Governing Law. This Waiver and Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

             IN WITNESS WHEREOF, the parties hereto have caused this Waiver and Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                           AMF GROUP INC.


                                           By:
                                              ----------------------------------
                                              Title:  Chief Financial Officer





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                                           GOLDMAN, SACHS & CO.,
                                           as Syndication Agent


                                           By:
                                              ----------------------------------
                                                Title:


                                           CITIBANK, N.A.,
                                           as Administrative Agent


                                           By:
                                              ----------------------------------
                                                Title:
                                           CITICORP USA, INC.,
                                           as Collateral Agent


                                           By:
                                              ----------------------------------
                                                Title:





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                                     LENDERS

                                           GOLDMAN SACHS CREDIT
                                           PARTNERS L.P.


                                           By:
                                              ----------------------------------
                                                Title:


                                           CITICORP USA, INC.


                                           By:
                                              ----------------------------------
                                                Title:


                                           ABN AMRO BANK N.V., NEW YORK
                                           BRANCH


                                           By:
                                              ----------------------------------
                                                Title:


                                           AERIES FINANCE LTD.


                                           By:
                                              ----------------------------------
                                                Title:


                                           AMARA - 2 FINANCE LTD.


                                           By:
                                              ----------------------------------
                                                Title:  \